Exhibit 99.2

Financial Supplement

First Quarter 2024

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets, Annualized Yields and Rates	8

Mortgage Banking Fees	9

Segment Financial Highlights	10

Credit-Related Information:
Nonaccrual loans and leases	14
Loans and Leases 90 Days or More Past Due and Accruing	15
Charge-offs, Recoveries, and Related Ratios	16
Summary of Changes in the Components of the Allowance for Credit Losses	18

Capital and Ratios	19

Non-GAAP Financial Measures and Reconciliations	20
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per share data)

	QUARTERLY TRENDS
						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23			1Q23
						$/bps		%	$/bps		%
SELECTED OPERATING DATA
Total revenue	$1,959	$1,988	$2,014	$2,094	$2,128	($29)		(1%)	($169)		(8%)
Noninterest expense	1,358	1,612	1,293	1,306	1,296	(254)		(16)	62		5
Profit before provision (benefit) for credit losses	601	376	721	788	832	225		60	(231)		(28)
Provision (benefit) for credit losses	171	171	172	176	168	—		—	3		2
NET INCOME	334	189	430	478	511	145		77	(177)		(35)
Net income, Underlying[1]	395	426	448	531	560	(31)		(7)	(165)		(29)
Net income available to common stockholders	304	159	400	444	488	145		91	(184)		(38)
Net income available to common stockholders, Underlying[1]	365	396	418	497	537	(31)		(8)	(172)		(32)
PER COMMON SHARE DATA
Basic earnings	$0.66	$0.34	$0.85	$0.93	$1.00	$0.32		94%	($0.34)		(34%)
Diluted earnings	0.65	0.34	0.85	0.92	1.00	0.31		91	(0.35)		(35)
Basic earnings, Underlying[1]	0.79	0.85	0.89	1.04	1.10	(0.06)		(7)	(0.31)		(28)
Diluted earnings, Underlying[1]	0.79	0.85	0.89	1.04	1.10	(0.06)		(7)	(0.31)		(28)
Cash dividends declared and paid per common share	0.42	0.42	0.42	0.42	0.42	—		—	—		—
Book value per common share	47.43	47.87	44.75	45.44	45.84	(0.44)		(1)	1.59		3
Tangible book value per common share	30.19	30.91	27.73	28.72	29.44	(0.72)		(2)	0.75		3
Dividend payout ratio	64%	124%	49%	45%	42%	(5,989)	bps		2,164	bps
Dividend payout ratio, Underlying[1]	53	49	47	40	38	400	bps		1,500	bps
COMMON SHARES OUTSTANDING
Average: Basic	461,358,681	466,234,324	469,481,085	479,470,543	485,444,313	(4,875,643)		(1%)	(24,085,632)		(5%)
Diluted	463,797,964	468,159,167	471,183,719	480,975,281	487,712,146	(4,361,203)		(1)	(23,914,182)		(5)
Common shares at period-end	458,485,032	466,418,055	466,221,795	474,682,759	483,982,264	(7,933,023)		(2)	(25,497,232)		(5)
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS
						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23			1Q23
						$/bps		%	$/bps		%
FINANCIAL RATIOS
Net interest margin	2.90%	2.90%	3.03%	3.16%	3.29%	0 bps			(39) bps
Net interest margin, FTE[1]	2.91	2.91	3.03	3.17	3.30	0			(39)
Return on average common equity	5.63	2.96	7.50	8.00	9.11	267			(348)
Return on average common equity, Underlying[2]	6.77	7.41	7.82	8.97	10.01	(64)			(324)
Return on average tangible common equity	8.86	4.72	12.00	12.42	14.38	414			(552)
Return on average tangible common equity, Underlying[2]	10.65	11.84	12.51	13.93	15.80	(119)			(515)
Return on average total assets	0.61	0.33	0.78	0.86	0.93	28			(32)
Return on average total assets, Underlying[2]	0.72	0.76	0.81	0.96	1.02	(4)			(30)
Return on average total tangible assets	0.63	0.35	0.81	0.89	0.97	28			(34)
Return on average total tangible assets, Underlying[2]	0.75	0.78	0.84	0.99	1.06	(3)			(31)
Effective income tax rate	22.28	7.59	21.51	22.09	22.97	1,469			(69)
Effective income tax rate, Underlying[2]	22.84	22.25	21.69	22.51	23.25	59			(41)
Efficiency ratio	69.33	81.13	64.21	62.34	60.90	(1,180)			843
Efficiency ratio, Underlying[2]	65.05	63.77	63.08	58.86	57.84	128			721
Noninterest income as a % of total revenue	26.41	25.16	24.44	24.14	22.81	125			360
Noninterest income as a % of total revenue, Underlying[2]	26.32	25.16	24.44	24.14	22.81	116			351
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.6%	10.6%	10.4%	10.3%	10.0%
Tier 1 capital ratio	11.8	11.8	11.5	11.4	11.1
Total capital ratio	13.8	13.7	13.4	13.3	12.9
Tier 1 leverage ratio	9.3	9.3	9.4	9.4	9.4
Tangible common equity ratio	6.5	6.7	5.9	6.3	6.6
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	81.16%	82.30%	84.03%	85.17%	89.83%	(114)	bps		(867)	bps
Loan-to-deposit ratio (average balances)	82.24	83.54	85.46	88.73	89.76	(130)	bps		(752)	bps
Full-time equivalent colleagues (period-end)	17,354	17,570	18,214	18,468	18,547	(216)		(1)	(1,193)		(6)
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(dollars in millions)

	QUARTERLY TRENDS
						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23		1Q23
						$	%	$	%
INTEREST INCOME
Interest and fees on loans and leases	$2,051	$2,144	$2,166	$2,132	$2,047	($93)	(4%)	$4	—%
Interest and fees on loans held for sale	14	18	20	20	15	(4)	(22)	(1)	(7)
Interest and fees on other loans held for sale	6	4	8	12	5	2	50	1	20
Investment securities	399	339	290	267	266	60	18	133	50
Interest-bearing deposits in banks	140	171	111	100	69	(31)	(18)	71	103
Total interest income	2,610	2,676	2,595	2,531	2,402	(66)	(2)	208	9
INTEREST EXPENSE
Deposits	987	974	898	723	550	13	1	437	79
Short-term borrowed funds	7	7	8	22	6	—	—	1	17
Long-term borrowed funds	174	207	167	198	203	(33)	(16)	(29)	(14)
Total interest expense	1,168	1,188	1,073	943	759	(20)	(2)	409	54
Net interest income	1,442	1,488	1,522	1,588	1,643	(46)	(3)	(201)	(12)
NONINTEREST INCOME
Service charges and fees	96	104	105	101	100	(8)	(8)	(4)	(4)
Capital markets fees	118	87	67	82	83	31	36	35	42
Card fees	86	70	74	80	72	16	23	14	19
Trust and investment services fees	68	68	63	65	63	—	—	5	8
Mortgage banking fees	49	57	69	59	57	(8)	(14)	(8)	(14)
Foreign exchange and derivative products	36	43	48	44	48	(7)	(16)	(12)	(25)
Letter of credit and loan fees	42	42	43	43	40	—	—	2	5
Securities gains, net	5	9	5	9	5	(4)	(44)	—	—
Other income	17	20	18	23	17	(3)	(15)	—	—
Total noninterest income	517	500	492	506	485	17	3	32	7
TOTAL REVENUE	1,959	1,988	2,014	2,094	2,128	(29)	(1)	(169)	(8)
Provision (benefit) for credit losses	171	171	172	176	168	—	—	3	2
NONINTEREST EXPENSE
Salaries and employee benefits	691	667	659	615	658	24	4	33	5
Equipment and software	192	215	191	181	169	(23)	(11)	23	14
Outside services	158	174	160	177	176	(16)	(9)	(18)	(10)
Occupancy	114	125	107	136	124	(11)	(9)	(10)	(8)
Other operating expense	203	431	176	197	169	(228)	(53)	34	20
Total noninterest expense	1,358	1,612	1,293	1,306	1,296	(254)	(16)	62	5
Income before income tax expense	430	205	549	612	664	225	110	(234)	(35)
Income tax expense	96	16	119	134	153	80	NM	(57)	(37)
Net income	$334	$189	$430	$478	$511	$145	77%	($177)	(35%)
Net income, Underlying[1]	$395	$426	$448	$531	$560	($31)	(7%)	($165)	(29%)
Net income available to common stockholders	$304	$159	$400	$444	$488	$145	91%	($184)	(38%)
Net income available to common stockholders, Underlying[1]	$365	$396	$418	$497	$537	($31)	(8%)	($172)	(32%)

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(dollars in millions, except par value)

PERIOD-END BALANCES	AS OF					MARCH 31, 2024 CHANGE
	Mar 31, 2024	Dec 31, 2023	Sept 30, 2023	June 30, 2023	Mar 31, 2023	December 31, 2023		March 31, 2023
						$	%	$	%
ASSETS
Cash and due from banks	$1,098	$1,794	$1,395	$1,689	$1,283	($696)	(39%)	($185)	(14%)
Interest-bearing cash and due from banks	10,501	9,834	14,005	9,878	6,691	667	7	3,810	57
Interest-bearing deposits in banks	392	405	324	284	320	(13)	(3)	72	23
Debt securities available for sale, at fair value	31,187	29,777	25,069	24,755	23,845	1,410	5	7,342	31
Debt securities held to maturity	9,054	9,184	9,320	9,520	9,677	(130)	(1)	(623)	(6)
Loans held for sale, at fair value	505	676	749	1,225	855	(171)	(25)	(350)	(41)
Other loans held for sale	50	103	99	196	1,000	(53)	(51)	(950)	(95)
Loans and leases	143,188	145,959	149,746	151,320	154,688	(2,771)	(2)	(11,500)	(7)
Less: Allowance for loan and lease losses	(2,086)	(2,098)	(2,080)	(2,044)	(2,017)	12	(1)	(69)	3
Net loans and leases	141,102	143,861	147,666	149,276	152,671	(2,759)	(2)	(11,569)	(8)
Derivative assets	469	440	522	719	569	29	7	(100)	(18)
Premises and equipment	872	895	878	876	866	(23)	(3)	6	1
Bank-owned life insurance	3,311	3,291	3,275	3,263	3,244	20	1	67	2
Goodwill	8,188	8,188	8,188	8,188	8,177	—	—	11	—
Other intangible assets	148	157	167	175	185	(9)	(6)	(37)	(20)
Other assets	13,571	13,359	13,613	13,022	12,873	212	2	698	5
TOTAL ASSETS	$220,448	$221,964	$225,270	$223,066	$222,256	($1,516)	(1%)	($1,808)	(1%)
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$36,593	$37,107	$38,561	$40,286	$44,326	($514)	(1%)	($7,733)	(17%)
Interest-bearing	139,835	140,235	139,636	137,381	127,868	(400)	—	11,967	9
Total deposits	176,428	177,342	178,197	177,667	172,194	(914)	(1)	4,234	2
Short-term borrowed funds	9	505	232	1,099	1,018	(496)	(98)	(1,009)	(99)
Derivative liabilities	1,705	1,562	2,109	2,270	1,704	143	9	1	—
Long-term borrowed funds:
FHLB advances	2,036	3,786	7,036	5,029	11,779	(1,750)	(46)	(9,743)	(83)
Senior debt	6,414	5,170	5,258	5,258	5,263	1,244	24	1,151	22
Subordinated debt and other debt	5,354	4,511	5,060	3,813	1,813	843	19	3,541	195
Total long-term borrowed funds	13,804	13,467	17,354	14,100	18,855	337	3	(5,051)	(27)
Other liabilities	4,741	4,746	4,500	4,345	4,284	(5)	—	457	11
TOTAL LIABILITIES	196,687	197,622	202,392	199,481	198,055	(935)	—	(1,368)	(1)
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,014	2,014	2,014	2,014	2,014	—	—	—	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	22,272	22,250	22,231	22,207	22,183	22	—	89	—
Retained earnings	9,923	9,816	9,856	9,655	9,416	107	1	507	5
Treasury stock, at cost	(6,290)	(5,986)	(5,986)	(5,734)	(5,475)	(304)	(5)	(815)	(15)
Accumulated other comprehensive income (loss)	(4,164)	(3,758)	(5,243)	(4,563)	(3,943)	(406)	(11)	(221)	(6)
TOTAL STOCKHOLDERS' EQUITY	23,761	24,342	22,878	23,585	24,201	(581)	(2)	(440)	(2)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$220,448	$221,964	$225,270	$223,066	$222,256	($1,516)	(1%)	($1,808)	(1%)
Memo: Total tangible common equity	$13,844	$14,417	$12,930	$13,630	$14,247	($573)	(4%)	($403)	(3%)

LOANS AND DEPOSITS
(dollars in millions)

PERIOD-END BALANCES	AS OF					MARCH 31, 2024 CHANGE
	Mar 31, 2024	Dec 31, 2023	Sept 30, 2023	June 30, 2023	Mar 31, 2023	Dec 31, 2023		March 31, 2023
						$	%	$	%
LOANS AND LEASES
Commercial and industrial[1]	$43,951	$44,974	$47,971	$49,332	$51,867	($1,023)	(2%)	($7,916)	(15%)
Commercial real estate	28,872	29,471	29,486	28,947	28,999	(599)	(2)	(127)	—
Total commercial	72,823	74,445	77,457	78,279	80,866	(1,622)	(2)	(8,043)	(10)
Residential mortgages	31,512	31,332	30,983	30,769	30,362	180	1	1,150	4
Home equity	15,113	15,040	14,729	14,487	14,135	73	—	978	7
Automobile	7,277	8,258	9,290	10,428	11,535	(981)	(12)	(4,258)	(37)
Education	11,646	11,834	12,134	12,246	12,634	(188)	(2)	(988)	(8)
Other retail	4,817	5,050	5,153	5,111	5,156	(233)	(5)	(339)	(7)
Total retail	70,365	71,514	72,289	73,041	73,822	(1,149)	(2)	(3,457)	(5)
Total loans and leases	$143,188	$145,959	$149,746	$151,320	$154,688	($2,771)	(2%)	($11,500)	(7%)
Loans held for sale, at fair value	505	676	749	1,225	855	(171)	(25)	(350)	(41)
Other loans held for sale	50	103	99	196	1,000	(53)	(51)	(950)	(95)
Loans and leases and loans held for sale	$143,743	$146,738	$150,594	$152,741	$156,543	($2,995)	(2%)	($12,800)	(8%)

DEPOSITS
Demand	$36,593	$37,107	$38,561	$40,286	$44,326	($514)	(1%)	($7,733)	(17%)
Money market	52,182	53,812	53,517	52,542	48,905	(1,630)	(3)	3,277	7
Checking with interest	34,487	31,876	33,355	35,028	34,496	2,611	8	(9)	—
Savings	27,912	27,983	29,139	29,824	29,789	(71)	—	(1,877)	(6)
Term	25,254	26,564	23,625	19,987	14,678	(1,310)	(5)	10,576	72
Total deposits	$176,428	$177,342	$178,197	$177,667	$172,194	($914)	(1%)	$4,234	2%

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	QUARTERLY TRENDS									1Q24 Change
	1Q24			4Q23			1Q23			4Q23			1Q23
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$10,268	$140	5.39%	$12,387	$171	5.43%	$5,899	$69	4.65%	($2,119)	($31)	(4) bps	$4,369	$71	74 bps
Taxable investment securities	43,904	399	3.63	41,497	339	3.25	38,953	266	2.74	2,407	60	38	4,951	133	89
Non-taxable investment securities	1	—	2.60	2	—	2.66	2	—	2.68	(1)	—	(6)	(1)	—	(8)
Total investment securities	43,905	399	3.63	41,499	339	3.25	38,955	266	2.74	2,406	60	38	4,950	133	89
Commercial and industrial[1]	44,577	635	5.64	46,618	716	6.00	53,429	747	5.60	(2,041)	(81)	(36)	(8,852)	(112)	4
Commercial real estate	29,265	468	6.32	29,460	476	6.32	28,892	416	5.75	(195)	(8)	—	373	52	57
Total commercial	73,842	1,103	5.91	76,078	1,192	6.13	82,321	1,163	5.65	(2,236)	(89)	(22)	(8,479)	(60)	26
Residential mortgages	31,384	283	3.60	31,146	276	3.55	30,075	250	3.33	238	7	5	1,309	33	27
Home equity	15,080	298	7.94	14,889	302	8.04	14,073	240	6.92	191	(4)	(10)	1,007	58	102
Automobile	7,758	82	4.25	8,752	94	4.24	11,937	119	4.04	(994)	(12)	1	(4,179)	(37)	21
Education	11,816	156	5.31	11,971	156	5.17	12,796	154	4.88	(155)	—	14	(980)	2	43
Other retail	4,942	129	10.54	5,133	124	9.64	5,290	121	9.25	(191)	5	90	(348)	8	129
Total retail	70,980	948	5.36	71,891	952	5.27	74,171	884	4.81	(911)	(4)	9	(3,191)	64	55
Total loans and leases	144,822	2,051	5.64	147,969	2,144	5.71	156,492	2,047	5.25	(3,147)	(93)	(7)	(11,670)	4	39
Loans held for sale, at fair value	850	14	6.37	1,047	18	6.79	1,009	15	5.87	(197)	(4)	(42)	(159)	(1)	50
Other loans held for sale	223	6	10.72	219	4	7.72	197	5	9.98	4	2	300	26	1	74
Total interest-earning assets	200,068	2,610	5.20	203,121	2,676	5.20	202,552	2,402	4.76	(3,053)	(66)	—	(2,484)	208	44
Noninterest-earning assets	20,702			20,532			20,159			170			543
TOTAL ASSETS	$220,770			$223,653			$222,711			($2,883)			($1,941)
INTEREST-BEARING LIABILITIES
Checking with interest	$32,302	109	1.35	$31,788	113	1.40	$35,974	97	1.09	$514	(4)	(5)	($3,672)	$12	26
Money market	52,926	445	3.38	53,003	444	3.32	49,942	287	2.33	(77)	1	6	2,984	158	105
Regular savings	27,745	121	1.76	28,455	123	1.72	29,460	79	1.09	(710)	(2)	4	(1,715)	42	67
Term	26,447	312	4.74	25,492	294	4.59	12,839	87	2.72	955	18	15	13,608	225	202
Total interest-bearing deposits	139,420	987	2.85	138,738	974	2.79	128,215	550	1.74	682	13	6	11,205	437	111
Short-term borrowed funds	498	7	5.53	491	7	5.63	542	6	4.97	7	—	(10)	(44)	1	56
FHLB advances	2,272	32	5.60	5,751	83	5.62	10,362	121	4.68	(3,479)	(51)	(2)	(8,090)	(89)	92
Senior debt	6,113	70	4.56	5,217	57	4.34	5,606	61	4.39	896	13	22	507	9	17
Subordinated debt and other debt	5,279	72	5.45	4,720	67	5.71	1,812	21	4.37	559	5	(26)	3,467	51	108
Total long-term borrowed funds	13,664	174	5.08	15,688	207	5.22	17,780	203	4.55	(2,024)	(33)	(14)	(4,116)	(29)	53
Total borrowed funds	14,162	181	5.09	16,179	214	5.24	18,322	209	4.57	(2,017)	(33)	(15)	(4,160)	(28)	52
Total interest-bearing liabilities	153,582	1,168	3.05	154,917	1,188	3.04	146,537	759	2.09	(1,335)	(20)	1	7,045	409	96
Demand deposits	36,684			38,390			46,135			(1,706)			(9,451)
Other noninterest-bearing liabilities	6,791			7,123			6,323			(332)			468
TOTAL LIABILITIES	197,057			200,430			198,995			(3,373)			(1,938)
STOCKHOLDERS' EQUITY	23,713			23,223			23,716			490			(3)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$220,770			$223,653			$222,711			($2,883)			($1,941)
INTEREST RATE SPREAD			2.15%			2.16%			2.67%			(1)			(52)
NET INTEREST MARGIN AND NET INTEREST INCOME		$1,442	2.90%		$1,488	2.90%		$1,643	3.29%		($46)	—		($201)	(39)
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[2]		$1,446	2.91%		$1,492	2.91%		$1,647	3.30%		($46)	—		($201)	(39)
Memo: Total deposits (interest-bearing and demand)	$176,104	$987	2.25%	$177,128	$974	2.18%	$174,350	$550	1.28%	($1,024)	$13	7 bps	$1,754	$437	97 bps

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.
2Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

MORTGAGE BANKING FEES SUMMARY
(dollars in millions)

QUARTERLY TRENDS
1Q24 Change
1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$15	$11	$19	$23	$18	$4	36%	($3)	(17%)
Mortgage servicing revenue	33	37	35	34	37	(4)	(11)	(4)	(11)
MSR valuation changes, net of hedge impact	1	9	15	2	2	(8)	(89)	(1)	(50)
Total mortgage banking fees	$49	$57	$69	$59	$57	($8)	(14%)	($8)	(14%)

Pull-through adjusted locks	$1,404	$1,412	$2,397	$2,870	$2,078	($8)	(1%)	($674)	(32%)

Production revenue as a percentage of Pull-through adjusted locks	1.05%	0.78%	0.79%	0.79%	0.90%	27	bps	15	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$1,045	$958	$1,146	$1,260	$1,011	$87	9%	$34	3%
Third Party	892	1,214	2,285	2,350	1,333	(322)	(27)	(441)	(33)
Total	$1,937	$2,172	$3,431	$3,610	$2,344	($235)	(11%)	(407)	(17%)

Originated for sale	$1,296	$1,595	$2,815	$2,874	$1,651	($299)	(19%)	($355)	(22%)
Originated for investment	641	577	616	736	693	64	11	(52)	(8)
Total	$1,937	$2,172	$3,431	$3,610	$2,344	($235)	(11%)	($407)	(17%)

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$96,952	$97,420	$97,603	$96,591	$96,346	($468)	—%	$606	1%
Owned loans serviced	31,659	31,640	31,436	31,636	30,827	19	—	832	3
Total	$128,611	$129,060	$129,039	$128,227	$127,173	($449)	—%	$1,438	1%

MSR at fair value	$1,564	$1,552	$1,620	$1,524	$1,496	$12	1%	$68	5%

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(dollars in millions)

	QUARTERLY TRENDS
CONSUMER BANKING						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23			1Q23
						$/bps		%	$/bps		%
Net interest income	$1,093	$1,086	$1,067	$1,023	$1,011	$7		1%	$82		8%
Noninterest income	258	265	278	268	256	(7)		(3)	2		1
Total revenue	1,351	1,351	1,345	1,291	1,267	—		—	84		7
Noninterest expense	903	905	905	875	857	(2)		—	46		5
Profit (loss) before credit losses	448	446	440	416	410	2		—	38		9
Net charge-offs	81	82	67	68	63	(1)		(1)	18		29
Income (loss) before income tax expense (benefit)	367	364	373	348	347	3		1	20		6
Income tax expense (benefit)	95	95	97	91	90	—		—	5		6
Net income (loss)	$272	$269	$276	$257	$257	$3		1%	$15		6%
AVERAGE BALANCES
Total assets	$73,833	$73,334	$72,964	$72,583	$71,872	$499		1%	$1,961		3%
Total loans and leases[1]	67,448	66,906	66,641	66,289	65,570	542		1	1,878		3
Deposits	120,019	118,474	117,979	115,847	115,578	1,545		1	4,441		4
Interest-earning assets	68,050	67,524	67,273	66,933	66,251	526		1	1,799		3
KEY METRICS
Net interest margin	6.46%	6.40%	6.28%	6.12%	6.20%	6	bps		26	bps
Efficiency ratio	66.87	67.08	67.18	67.74	67.70	(21)	bps		(83)	bps
Loan-to-deposit ratio (period-end balances)	55.25	55.52	55.81	55.35	56.37	(27)	bps		(112)	bps
Loan-to-deposit ratio (average balances)	55.80	55.88	55.71	56.44	56.25	(8)	bps		(45)	bps
Return on average total tangible assets	1.49	1.47	1.51	1.43	1.46	2	bps		3	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(dollars in millions)

	QUARTERLY TRENDS
COMMERCIAL BANKING						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23			1Q23
						$/bps		%	$/bps		%
Net interest income	$514	$551	$560	$584	$597	($37)		(7%)	($83)		(14%)
Noninterest income	227	196	180	207	201	31		16	26		13
Total revenue	741	747	740	791	798	(6)		(1)	(57)		(7)
Noninterest expense	317	324	325	315	331	(7)		(2)	(14)		(4)
Profit (loss) before credit losses	424	423	415	476	467	1		—	(43)		(9)
Net charge-offs	81	65	67	71	47	16		25	34		72
Income (loss) before income tax expense (benefit)	343	358	348	405	420	(15)		(4)	(77)		(18)
Income tax expense (benefit)	84	89	88	100	101	(5)		(6)	(17)		(17)
Net income (loss)	$259	$269	$260	$305	$319	($10)		(4%)	($60)		(19%)
AVERAGE BALANCES
Total assets	$70,100	$72,758	$74,997	$77,546	$78,891	($2,658)		(4%)	($8,791)		(11%)
Total loans and leases[1]	67,187	69,899	71,898	74,295	75,734	(2,712)		(4)	(8,547)		(11)
Deposits	45,912	46,962	47,221	45,494	48,966	(1,050)		(2)	(3,054)		(6)
Interest-earning assets	67,536	70,267	72,275	74,687	76,130	(2,731)		(4)	(8,594)		(11)
KEY METRICS
Net interest margin	3.07%	3.11%	3.07%	3.13%	3.18%	(4)	bps		(11)	bps
Efficiency ratio	42.80	43.44	43.93	39.76	41.47	(64)	bps		133	bps
Loan-to-deposit ratio (period-end balances)	143.98	146.09	145.77	150.41	162.54	(211)	bps		(1,856)	bps
Loan-to-deposit ratio (average balances)	145.05	147.64	150.96	160.89	153.33	(259)	bps		(828)	bps
Return on average total tangible assets	1.50	1.48	1.39	1.59	1.66	2	bps		(16)	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - NON-CORE
(dollars in millions)

	QUARTERLY TRENDS
NON-CORE						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23			1Q23
						$/bps		%	$/bps		%
Net interest income	($37)	($45)	($41)	($28)	($15)	$8		18%	($22)		(147%)
Noninterest income	—	—	—	—	—	—		—	—		—
Total revenue	(37)	(45)	(41)	(28)	(15)	8		18	(22)		(147)
Noninterest expense	25	28	30	33	32	(3)		(11)	(7)		(22)
Profit (loss) before credit losses	(62)	(73)	(71)	(61)	(47)	11		15	(15)		(32)
Net charge offs	19	24	20	13	21	(5)		(21)	(2)		(10)
Income (loss) before income tax expense (benefit)	(81)	(97)	(91)	(74)	(68)	16		16	(13)		(19)
Income tax expense (benefit)	(21)	(25)	(24)	(19)	(18)	4		16	(3)		(17)
Net income (loss)	($60)	($72)	($67)	($55)	($50)	$12		17%	($10)		(20%)
AVERAGE BALANCES
Total assets	$10,554	$11,776	$13,113	$14,456	$15,686	($1,222)		(10%)	($5,132)		(33%)
Total loans and leases[1]	10,507	11,701	13,010	14,395	15,620	(1,194)		(10)	(5,113)		(33)
Interest-earning assets	10,507	11,726	13,010	14,395	15,620	(1,219)		(10)	(5,113)		(33)
KEY METRICS
Net interest margin	(1.41)%	(1.54)%	(1.24)%	(0.77)%	(0.40)%	13	bps		(101)	bps
Return on average total tangible assets	(2.30)	(2.42)	(2.03)	(1.53)	(1.30)	12	bps		(100)	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(dollars in millions)

	QUARTERLY TRENDS
OTHER[1]						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23		1Q23
						$	%	$	%
Net interest income	($128)	($104)	($64)	$9	$50	($24)	(23%)	($178)	NM
Noninterest income	32	39	34	31	28	(7)	(18)	4	14
Total revenue	(96)	(65)	(30)	40	78	(31)	(48)	(174)	NM
Noninterest expense	113	355	33	83	76	(242)	(68)	37	49
Profit (loss) before provision (benefit) for credit losses	(209)	(420)	(63)	(43)	2	211	50	(211)	NM
Provision (benefit) for credit losses	(10)	—	18	24	37	(10)	(100)	(47)	NM
Income (loss) before income tax expense (benefit)	(199)	(420)	(81)	(67)	(35)	221	53	(164)	NM
Income tax expense (benefit)	(62)	(143)	(42)	(38)	(20)	81	57	(42)	(210)
Net income (loss)	($137)	($277)	($39)	($29)	($15)	$140	51%	($122)	NM
AVERAGE BALANCES
Total assets	$66,283	$65,785	$59,088	$57,788	$56,262	$498	1%	$10,021	18%
Total loans and leases[2]	754	729	766	748	773	25	3	(19)	(2)
Deposits	10,173	11,692	11,250	11,908	9,806	(1,519)	(13)	367	4
Interest-earning assets	53,976	53,604	47,035	45,482	44,550	372	1	9,426	21
1 Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer Banking, Commercial Banking, or Non-Core segments as well as treasury and community development.
2 Includes loans held for sale.

CREDIT-RELATED INFORMATION
(dollars in millions)

	AS OF					MARCH 31, 2024 CHANGE
	Mar 31, 2024	Dec 31, 2023	Sept 30, 2023	June 30, 2023	Mar 31, 2023	Dec 31, 2023			March 31, 2023
						$/bps/%		%	$/bps/%		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial[1]	$294	$297	$245	$283	$297	($3)		(1%)	($3)		(1%)
Commercial real estate	597	477	470	352	140	120		25	457		NM
Total commercial	891	774	715	635	437	117		15	454		104
Residential mortgages[2]	174	177	190	201	216	(3)		(2)	(42)		(19)
Home equity	288	285	268	251	240	3		1	48		20
Automobile	47	61	62	51	50	(14)		(23)	(3)		(6)
Education	29	28	23	22	23	1		4	6		26
Other retail	40	39	38	31	30	1		3	10		33
Total retail	578	590	581	556	559	(12)		(2)	19		3
Nonaccrual loans and leases	1,469	1,364	1,296	1,191	996	105		8	473		47
Repossessed assets	14	14	15	11	14	—		—	—		—
Nonaccrual loans and leases and repossessed assets	$1,483	$1,378	$1,311	$1,202	$1,010	$105		8%	$473		47%
NONACCRUAL LOANS AND LEASES BY PRODUCT[3]
Commercial	$891	$774	$715	$635	$437	$117		15%	$454		104%
Retail	592	604	596	567	573	(12)		(2)	19		3
Total nonaccrual loans and leases	$1,483	$1,378	$1,311	$1,202	$1,010	$105		8%	$473		47%
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.46%	1.44%	1.39%	1.35%	1.30%	2	bps		16	bps
Allowance for credit losses to loans and leases	1.61	1.59	1.55	1.52	1.47	2			14
Allowance for loan and lease losses to nonaccrual loans and leases	142	154	160	172	203	(12%)			(61%)
Allowance for credit losses to nonaccrual loans and leases	157	170	179	193	229	(13%)			(72%)
Nonaccrual loans and leases to loans and leases	1.02	0.93	0.87	0.79	0.64	9	bps		38	bps
1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.
2Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.
3Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	AS OF					MARCH 31, 2024 CHANGE
	Mar 31, 2024	Dec 31, 2023	Sept 30, 2023	June 30, 2023	Mar 31, 2023	Dec 31, 2023		March 31, 2023
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial[1]	$23	$6	$4	$2	$21	$17	NM	$2	10%
Commercial real estate	39	40	3	—	63	(1)	(3)	(24)	(38)
Total commercial	62	46	7	2	84	16	35	(22)	(26)
Residential mortgages[2]	209	256	217	257	314	(47)	(18)	(105)	(33)
Home equity	—	—	—	—	—	—	—	—	—
Automobile	—	—	—	—	—	—	—	—	—
Education	2	2	3	3	3	—	—	(1)	(33)
Other retail	27	29	21	20	23	(2)	(7)	4	17
Total retail	238	287	241	280	340	(49)	(17)	(102)	(30)
Total loans and leases	$300	$333	$248	$282	$424	($33)	(10%)	($124)	(29%)

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.
2 90+ days past due and accruing includes $202 million, $243 million, $216 million, $256 million, and $309 million of loans fully or partially guaranteed by the FHA, VA, and USDA for March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS
						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23		1Q23
						$	%	$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial[1]	$14	$24	$25	$17	$55	($10)	(42%)	($41)	(75)
Commercial real estate	88	49	49	62	4	39	80	84	NM
Total commercial	102	73	74	79	59	29	40	43	73
Residential mortgages	2	3	1	1	1	(1)	(33)	1	100
Home equity	4	4	3	3	2	—	—	2	100
Automobile	28	31	28	24	30	(3)	(10)	(2)	(7)
Education	32	35	27	26	23	(3)	(9)	9	39
Other retail	63	60	58	56	56	3	5	7	13
Total retail	129	133	117	110	112	(4)	(3)	17	15
Total gross charge-offs	$231	$206	$191	$189	$171	$25	12%	$60	35%
GROSS RECOVERIES
Commercial and industrial[1]	$17	$3	$3	$3	$6	$14	NM	$11	183%
Commercial real estate	—	1	1	—	1	(1)	(100)	(1)	(100)
Total commercial	17	4	4	3	7	13	NM	10	143
Residential mortgages	1	1	2	1	—	—	—	1	100
Home equity	6	5	6	6	5	1	20	1	20
Automobile	14	14	13	16	15	—	—	(1)	(7)
Education	5	5	5	4	5	—	—	—	—
Other retail	7	6	8	7	6	1	17	1	17
Total retail	33	31	34	34	31	2	6	2	6
Total gross recoveries	$50	$35	$38	$37	$38	$15	43%	$12	32%
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial[1]	($3)	$21	$22	$14	$49	($24)	NM	($52)	NM
Commercial real estate	88	48	48	62	3	40	83	85	NM
Total commercial	85	69	70	76	52	16	23	33	63
Residential mortgages	1	2	(1)	—	1	(1)	(50)	—	—
Home equity	(2)	(1)	(3)	(3)	(3)	(1)	(100)	1	33
Automobile	14	17	15	8	15	(3)	(18)	(1)	(7)
Education	27	30	22	22	18	(3)	(10)	9	50
Other retail	56	54	50	49	50	2	4	6	12
Total retail	96	102	83	76	81	(6)	(6)	15	19
Total net charge-offs	$181	$171	$153	$152	$133	$10	6%	$48	36%

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS
						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23			1Q23
						$/bps		%	$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial[1]	(0.03%)	0.18%	0.18%	0.11%	0.37%	(21)	bps		(40)	bps
Commercial real estate	1.22	0.66	0.65	0.86	0.05	56			117
Total commercial	0.47	0.36	0.35	0.38	0.26	11			21
Residential mortgages	0.01	0.02	(0.02)	—	0.01	(1)			—
Home equity	(0.06)	(0.04)	(0.08)	(0.08)	(0.07)	(2)			1
Automobile	0.73	0.77	0.60	0.30	0.51	(4)			22
Education	0.92	1.00	0.72	0.68	0.57	(8)			35
Other retail	4.56	4.13	3.95	3.84	3.81	43			75
Total retail	0.54	0.56	0.46	0.41	0.44	(2)			10
Total loans and leases	0.50%	0.46%	0.40%	0.40%	0.34%	4	bps		16	bps
Memo: Average loans
Commercial and industrial[1]	$44,577	$46,618	$48,908	$51,122	$53,429	($2,041)		(4%)	($8,852)		(17%)
Commercial real estate	29,265	29,460	29,353	29,115	28,892	(195)		(1)	373		1
Total commercial	73,842	76,078	78,261	80,237	82,321	(2,236)		(3)	(8,479)		(10)
Residential mortgages	31,384	31,146	30,838	30,566	30,075	238		1	1,309		4
Home equity	15,080	14,889	14,589	14,340	14,073	191		1	1,007		7
Automobile	7,758	8,752	9,849	10,997	11,937	(994)		(11)	(4,179)		(35)
Education	11,816	11,971	12,147	12,430	12,796	(155)		(1)	(980)		(8)
Other retail	4,942	5,133	5,107	5,155	5,290	(191)		(4)	(348)		(7)
Total retail	70,980	71,891	72,530	73,488	74,171	(911)		(1)	(3,191)		(4)
Total loans and leases	$144,822	$147,969	$150,791	$153,725	$156,492	($3,147)		(2%)	($11,670)		(7%)

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS
						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23		1Q23
						$	%	$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$2,098	$2,080	$2,044	$2,017	$1,983	$18	1%	$115	6%
Charge-offs:
Commercial	102	73	74	79	59	29	40	43	73
Retail	129	133	117	110	112	(4)	(3)	17	15
Total charge-offs	231	206	191	189	171	25	12	60	35
Recoveries:
Commercial	17	4	4	3	7	13	NM	10	143
Retail	33	31	34	34	31	2	6	2	6
Total recoveries	50	35	38	37	38	15	43	12	32
Net charge-offs	181	171	153	152	133	10	6	48	36
Provision (benefit) for loan and lease losses:
Commercial	69	86	146	122	103	(17)	(20)	(34)	(33)
Retail	100	103	43	57	64	(3)	(3)	36	56
Total provision (benefit) for loan and lease losses	169	189	189	179	167	(20)	(11)	2	1
Allowance for loan and lease losses - ending	$2,086	$2,098	$2,080	$2,044	$2,017	($12)	(1%)	$69	3%

Allowance for unfunded lending commitments - beginning	$220	$238	$255	$258	$257	($18)	(8%)	($37)	(14%)
Provision (benefit) for unfunded lending commitments	2	(18)	(17)	(3)	1	20	NM	1	100
Allowance for unfunded lending commitments - ending	$222	$220	$238	$255	$258	$2	1%	($36)	(14)
Total allowance for credit losses - ending	$2,308	$2,318	$2,318	$2,299	$2,275	($10)	—%	$33	1%

Memo: Total allowance for credit losses by product
Commercial	$1,425	$1,425	$1,425	$1,370	$1,326	$—	—%	$99	7%
Retail	883	893	893	929	949	(10)	(1)	(66)	(7)
Total allowance for credit losses	$2,308	$2,318	$2,318	$2,299	$2,275	($10)	—%	$33	1%

CAPITAL AND RATIOS
(dollars in millions)

	AS OF
						MARCH 31, 2024 CHANGE
	Mar 31, 2024	Dec 31, 2023	Sept 30, 2023	June 30, 2023	Mar 31, 2023	Dec 31, 2023		March 31, 2023
						$	%	$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$18,090	$18,358	$18,360	$18,381	$18,370	($268)	(1%)	($280)	(2%)
Tier 1 capital	20,104	20,372	20,374	20,395	20,384	(268)	(1)	(280)	(1)
Total capital	23,466	23,608	23,682	23,748	23,720	(142)	(1)	(254)	(1)
Risk-weighted assets	170,125	172,601	176,407	179,034	183,246	(2,476)	(1)	(13,121)	(7)
Adjusted average assets[1]	216,001	219,591	215,877	217,264	217,998	(3,590)	(2)	(1,997)	(1)
CET1 capital ratio	10.6%	10.6%	10.4%	10.3%	10.0%
Tier 1 capital ratio	11.8	11.8	11.5	11.4	11.1
Total capital ratio	13.8	13.7	13.4	13.3	12.9
Tier 1 leverage ratio	9.3	9.3	9.4	9.4	9.4
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$21,747	$22,329	$20,864	$21,571	$22,187	($582)	(3%)	($440)	(2%)
Less: Goodwill	8,188	8,188	8,188	8,188	8,177	—	—	11	—
Less: Other intangible assets	148	157	167	175	185	(9)	(6)	(37)	(20)
Add: Deferred tax liabilities[2]	433	433	421	422	422	—	—	11	3
Total tangible common equity	$13,844	$14,417	$12,930	$13,630	$14,247	($573)	(4%)	($403)	(3%)
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$21,700	$21,209	$21,177	$22,289	$21,702	$491	2%	($2)	—%
Less: Goodwill	8,188	8,188	8,188	8,182	8,177	—	—	11	—
Less: Other intangible assets	153	163	173	181	192	(10)	(6)	(39)	(20)
Add: Deferred tax liabilities[2]	433	421	422	422	422	12	3	11	3
Total tangible common equity	$13,792	$13,279	$13,238	$14,348	$13,755	$513	4%	$37	—%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,188	$8,188	$8,188	$8,188	$8,177	$—	—%	$11	—%
Other intangible assets	148	157	167	175	185	(9)	(6)	(37)	(20)
Total intangible assets	$8,336	$8,345	$8,355	$8,363	$8,362	($9)	—%	($26)	—%

1Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(dollars in millions, except per share data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures denoted as Underlying. Underlying results for any given reporting period exclude certain items that may occur in that period which management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED (dollars in millions, except per share data)

		QUARTERLY TRENDS
							1Q24 Change
		1Q24	4Q23	3Q23	2Q23	1Q23	4Q23		1Q23
							$	%	$	%
Noninterest income, Underlying:
Noninterest income (GAAP)	A	$517	$500	$492	$506	$485	$17	3%	$32	7%
Less: Notable items		3	—	—	—	—	3	100	3	100
Noninterest income, Underlying (non-GAAP)	B	$514	$500	$492	$506	$485	$14	3%	$29	6%
Total revenue, Underlying:
Total revenue (GAAP)	C	$1,959	$1,988	$2,014	$2,094	$2,128	($29)	(1%)	($169)	(8%)
Less: Notable items		3	—	—	—	—	3	100	3	100
Total revenue, Underlying (non-GAAP)	D	$1,956	$1,988	$2,014	$2,094	$2,128	($32)	(2%)	($172)	(8%)
Noninterest expense, Underlying:
Noninterest expense (GAAP)	E	$1,358	$1,612	$1,293	$1,306	$1,296	($254)	(16%)	$62	5%
Less: Notable items		85	345	22	73	66	(260)	(75)	19	29
Noninterest expense, Underlying (non-GAAP)	F	$1,273	$1,267	$1,271	$1,233	$1,230	$6	—%	$43	3%
Pre-provision profit:
Total revenue (GAAP)	C	$1,959	$1,988	$2,014	$2,094	$2,128	($29)	(1%)	($169)	(8%)
Less: Noninterest expense (GAAP)	E	1,358	1,612	1,293	1,306	1,296	(254)	(16)	62	5
Pre-provision profit (non-GAAP)		$601	$376	$721	$788	$832	$225	60%	($231)	(28%)
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	D	$1,956	$1,988	$2,014	$2,094	$2,128	($32)	(2%)	($172)	(8%)
Less: Noninterest expense, Underlying (non-GAAP)	F	1,273	1,267	1,271	1,233	1,230	6	—	43	3
Pre-provision profit, Underlying (non-GAAP)		$683	$721	$743	$861	$898	($38)	(5%)	($215)	(24%)
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	G	$430	$205	$549	$612	$664	$225	110%	($234)	(35%)
Less: Income (expense) before income tax expense (benefit) related to notable items		(82)	(345)	(22)	(73)	(66)	263	76	(16)	(24)
Income before income tax expense, Underlying (non-GAAP)	H	$512	$550	$571	$685	$730	($38)	(7%)	($218)	(30%)
Income tax expense, Underlying:
Income tax expense (GAAP)	I	$96	$16	$119	$134	$153	$80	NM	($57)	(37%)
Less: Income tax expense (benefit) related to notable items		(21)	(108)	(4)	(20)	(17)	87	81	(4)	(24)
Income tax expense, Underlying (non-GAAP)	J	$117	$124	$123	$154	$170	($7)	(6%)	($53)	(31%)
Net income, Underlying:
Net income (GAAP)	K	$334	$189	$430	$478	$511	$145	77%	($177)	(35%)
Add: Notable items, net of income tax benefit		61	237	18	53	49	(176)	(74)	12	24
Net income, Underlying (non-GAAP)	L	$395	$426	$448	$531	$560	($31)	(7%)	($165)	(29%)
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	M	$304	$159	$400	$444	$488	$145	91%	($184)	(38%)
Add: Notable items, net of income tax benefit		61	237	18	53	49	(176)	(74)	12	24
Net income available to common stockholders, Underlying (non-GAAP)	N	$365	$396	$418	$497	$537	($31)	(8%)	($172)	(32%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS
							1Q24 Change
		1Q24	4Q23	3Q23	2Q23	1Q23	4Q23			1Q23
							$/bps		%	$/bps		%
Operating leverage:
Total revenue (GAAP)	C	$1,959	$1,988	$2,014	$2,094	$2,128	($29)		(1.41%)	($169)		(7.96%)
Less: Noninterest expense (GAAP)	E	1,358	1,612	1,293	1,306	1,296	(254)		(15.75)	62		4.77
Operating leverage									14.34%			(12.73%)
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	D	$1,956	$1,988	$2,014	$2,094	$2,128	($32)		(1.55%)	($172)		(8.09%)
Less: Noninterest expense, Underlying (non-GAAP)	F	1,273	1,267	1,271	1,233	1,230	6		0.43	43		3.38
Operating leverage, Underlying (non-GAAP)									(1.98%)			(11.47%)
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	E/C	69.33%	81.13%	64.21%	62.34%	60.90%	(1,180)	bps		843	bps
Efficiency ratio, Underlying (non-GAAP)	F/D	65.05	63.77	63.08	58.86	57.84	128	bps		721	bps
Noninterest income as a % of total revenue, Underlying:
Noninterest income as a % of total revenue	A/C	26.41%	25.16%	24.44%	24.14%	22.81%	125	bps		360	bps
Noninterest income as a % of total revenue, Underlying	B/D	26.32	25.16	24.44	24.14	22.81	116	bps		351	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	I/G	22.28%	7.59%	21.51%	22.09%	22.97%	1,469	bps		(69)	bps
Effective income tax rate, Underlying (non-GAAP)	J/H	22.84	22.25	21.69	22.51	23.25	59	bps		(41)	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	O	$21,700	$21,209	$21,177	$22,289	$21,702	$491		2%	($2)		—%
Return on average common equity	M/O	5.63%	2.96%	7.50%	8.00%	9.11%	267	bps		(348)	bps
Return on average common equity, Underlying (non-GAAP)	N/O	6.77	7.41	7.82	8.97	10.01	(64)	bps		(324)	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	O	$21,700	$21,209	$21,177	$22,289	$21,702	$491		2%	($2)		—%
Less: Average goodwill (GAAP)		8,188	8,188	8,188	8,182	8,177	—		—	11		—
Less: Average other intangibles (GAAP)		153	163	173	181	192	(10)		(6)	(39)		(20)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		433	421	422	422	422	12		3	11		3
Average tangible common equity	P	$13,792	$13,279	$13,238	$14,348	$13,755	$513		4%	$37		—%
Return on average tangible common equity	M/P	8.86%	4.72%	12.00%	12.42%	14.38%	414	bps		(552)	bps
Return on average tangible common equity, Underlying (non-GAAP)	N/P	10.65	11.84	12.51	13.93	15.80	(119)	bps		(515)	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	Q	$220,770	$223,653	$220,162	$222,373	$222,711	($2,883)		(1%)	($1,941)		(1%)
Return on average total assets	K/Q	0.61%	0.33%	0.78%	0.86%	0.93%	28	bps		(32)	bps
Return on average total assets, Underlying (non-GAAP)	L/Q	0.72	0.76	0.81	0.96	1.02	(4)	bps		(30)	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS
							1Q24 Change
		1Q24	4Q23	3Q23	2Q23	1Q23	4Q23			1Q23
							$/bps		%	$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	Q	$220,770	$223,653	$220,162	$222,373	$222,711	($2,883)		(1%)	($1,941)		(1%)
Less: Average goodwill (GAAP)		8,188	8,188	8,188	8,182	8,177	—		—	11		—
Less: Average other intangibles (GAAP)		153	163	173	181	192	(10)		(6)	(39)		(20)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		433	421	422	422	422	12		3	11		3
Average tangible assets	R	$212,862	$215,723	$212,223	$214,432	$214,764	($2,861)		(1%)	($1,902)		(1%)
Return on average total tangible assets	K/R	0.63%	0.35%	0.81%	0.89%	0.97%	28	bps		(34)	bps
Return on average total tangible assets, Underlying (non-GAAP)	L/R	0.75	0.78	0.84	0.99	1.06	(3)	bps		(31)	bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	S	458,485,032	466,418,055	466,221,795	474,682,759	483,982,264	(7,933,023)		(2%)	(25,497,232)		(5%)
Common stockholders' equity (GAAP)		$21,747	$22,329	$20,864	$21,571	$22,187	($582)		(3)	($440)		(2)
Less: Goodwill (GAAP)		8,188	8,188	8,188	8,188	8,177	—		—	11		—
Less: Other intangible assets (GAAP)		148	157	167	175	185	(9)		(6)	(37)		(20)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		433	433	421	422	422	—		—	11		3
Tangible common equity	T	$13,844	$14,417	$12,930	$13,630	$14,247	($573)		(4%)	($403)		(3%)
Tangible book value per common share	T/S	$30.19	$30.91	$27.73	$28.72	$29.44	($0.72)		(2%)	$0.75		3%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	U	461,358,681	466,234,324	469,481,085	479,470,543	485,444,313	(4,875,643)		(1%)	(24,085,632)		(5%)
Average common shares outstanding - diluted (GAAP)	V	463,797,964	468,159,167	471,183,719	480,975,281	487,712,146	(4,361,203)		(1)	(23,914,182)		(5)
Net income per average common share - basic (GAAP)	M/U	$0.66	$0.34	$0.85	$0.93	$1.00	$0.32		94	($0.34)		(34)
Net income per average common share - diluted (GAAP)	M/V	0.65	0.34	0.85	0.92	1.00	0.31		91	(0.35)		(35)
Net income per average common share - basic, Underlying (non-GAAP)	N/U	0.79	0.85	0.89	1.04	1.10	(0.06)		(7)	(0.31)		(28)
Net income per average common share - diluted, Underlying (non-GAAP)	N/V	0.79	0.85	0.89	1.04	1.10	(0.06)		(7)	(0.31)		(28)
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	W	$0.42	$0.42	$0.42	$0.42	$0.42	$—		—%	$—		—%
Dividend payout ratio	W/(M/U)	64%	124%	49%	45%	42%	(5,989) bps			2,164 bps
Dividend payout ratio, Underlying (non-GAAP)	W/(N/U)	53	49	47	40	38	400 bps			1,500 bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS
						1Q24 Change
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23		1Q23
						$	%	$	%
Card fees, Underlying:
Card fees (GAAP)	$86	$70	$74	$80	$72	$16	23%	$14	19%
Less: Notable items	3	—	—	—	—	3	100	3	100
Card fees, Underlying (non-GAAP)	$83	$70	$74	$80	$72	$13	19%	$11	15%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$691	$667	$659	$615	$658	$24	4%	$33	5%
Less: Notable items	17	32	5	14	16	(15)	(47)	1	6
Salaries and employee benefits, Underlying (non-GAAP)	$674	$635	$654	$601	$642	$39	6%	$32	5%
Equipment and software, Underlying:
Equipment and software (GAAP)	$192	$215	$191	$181	$169	($23)	(11%)	$23	14%
Less: Notable items	8	37	6	4	4	(29)	(78)	4	100
Equipment and software, Underlying (non-GAAP)	$184	$178	$185	$177	$165	$6	3%	$19	12%
Outside services, Underlying:
Outside services (GAAP)	$158	$174	$160	$177	$176	($16)	(9%)	($18)	(10%)
Less: Notable items	12	13	7	21	27	(1)	(8)	(15)	(56)
Outside services, Underlying (non-GAAP)	$146	$161	$153	$156	$149	($15)	(9%)	($3)	(2%)
Occupancy, Underlying:
Occupancy (GAAP)	$114	$125	$107	$136	$124	($11)	(9%)	($10)	(8%)
Less: Notable items	7	20	2	30	18	(13)	(65)	(11)	(61)
Occupancy, Underlying (non-GAAP)	$107	$105	$105	$106	$106	$2	2%	$1	1%
Other operating expense, Underlying:
Other operating expense (GAAP)	$203	$431	$176	$197	$169	($228)	(53%)	$34	20%
Less: Notable items	41	243	2	4	1	(202)	(83)	40	NM
Other operating expense, Underlying (non-GAAP)	$162	$188	$174	$193	$168	($26)	(14%)	($6)	(4%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(dollars in millions)

		FIRST QUARTER 2024					FOURTH QUARTER 2023
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$272	$259	($60)	($137)	$334	$269	$269	($72)	($277)	$189
Less: Preferred stock dividends		—	—	—	30	30	—	—	—	30	30
Net income (loss) available to common stockholders	B	$272	$259	($60)	($167)	$304	$269	$269	($72)	($307)	$159
Return on average total tangible assets:
Average total assets (GAAP)		$73,833	$70,100	$10,554	$66,283	$220,770	$73,334	$72,758	$11,776	$65,785	$223,653
Less: Average goodwill (GAAP)		542	770	—	6,876	8,188	542	770	—	6,876	8,188
Average other intangibles (GAAP)		92	33	—	28	153	98	35	—	30	163
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		26	10	—	397	433	26	10	—	385	421
Average tangible assets	C	$73,225	$69,307	$10,554	$59,776	$212,862	$72,720	$71,963	$11,776	$59,264	$215,723
Return on average total tangible assets	A/C	1.49%	1.50%	(2.30)%	NM	0.63%	1.47%	1.48%	(2.42)%	NM	0.35%
Efficiency ratio:
Noninterest expense (GAAP)	D	$903	$317	$25	$113	$1,358	$905	$324	$28	$355	$1,612
Net interest income (GAAP)		1,093	514	(37)	(128)	1,442	1,086	551	(45)	(104)	1,488
Noninterest income (GAAP)		258	227	—	32	517	265	196	—	39	500
Total revenue (GAAP)	E	$1,351	$741	($37)	($96)	$1,959	$1,351	$747	($45)	($65)	$1,988
Efficiency ratio	D/E	66.87%	42.80%	NM	NM	69.33%	67.08%	43.44%	NM	NM	81.13%

		THIRD QUARTER 2023					SECOND QUARTER 2023
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$276	$260	($67)	($39)	$430	$257	$305	($55)	($29)	$478
Less: Preferred stock dividends		—	—	—	30	30	—	—	—	34	34
Net income (loss) available to common stockholders	B	$276	$260	($67)	($69)	$400	$257	$305	($55)	($63)	$444
Return on average total tangible assets:
Average total assets (GAAP)		$72,964	$74,997	$13,113	$59,088	$220,162	$72,583	$77,546	$14,456	$57,788	$222,373
Less: Average goodwill (GAAP)		542	770	—	6,876	8,188	540	766	—	6,876	8,182
Average other intangibles (GAAP)		103	39	—	31	173	109	41	—	31	181
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		24	12	—	386	422	23	11	—	388	422
Average tangible assets	C	$72,343	$74,200	$13,113	$52,567	$212,223	$71,957	$76,750	$14,456	$51,269	$214,432
Return on average total tangible assets	A/C	1.51%	1.39%	(2.03)%	NM	0.81%	1.43%	1.59%	(1.53)%	NM	0.89%
Efficiency ratio:
Noninterest expense (GAAP)	D	$905	$325	$30	$33	$1,293	$875	$315	$33	$83	$1,306
Net interest income (GAAP)		1,067	560	(41)	(64)	1,522	1,023	584	(28)	9	1,588
Noninterest income (GAAP)		278	180	—	34	492	268	207	—	31	506
Total revenue (GAAP)	E	$1,345	$740	($41)	($30)	$2,014	$1,291	$791	($28)	$40	$2,094
Efficiency ratio	D/E	67.18%	43.93%	NM	NM	64.21%	67.74%	39.76%	NM	NM	62.34%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS, CONTINUED
(dollars in millions)

		FIRST QUARTER 2023
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$257	$319	($50)	($15)	$511
Less: Preferred stock dividends		—	—	—	23	23
Net income (loss) available to common stockholders	B	$257	$319	($50)	($38)	$488
Return on average total tangible assets:
Average total assets (GAAP)		$71,872	$78,891	$15,686	$56,262	$222,711
Less: Average goodwill (GAAP)		538	763	—	6,876	8,177
Average other intangibles (GAAP)		115	43	—	34	192
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		23	12	—	387	422
Average tangible assets	C	$71,242	$78,097	$15,686	$49,739	$214,764
Return on average total tangible assets	A/C	1.46%	1.66%	(1.30)%	NM	0.97%
Efficiency ratio:
Noninterest expense (GAAP)	D	$857	$331	$32	$76	$1,296
Net interest income (GAAP)		1,011	597	(15)	50	1,643
Noninterest income (GAAP)		256	201	—	28	485
Total revenue (GAAP)	E	$1,267	$798	($15)	$78	$2,128
Efficiency ratio	D/E	67.70%	41.47%	NM	NM	60.90%